Exhibit 10.3
NORTEL NETWORKS LIMITED
as Seller
and
FLEXTRONICS TELECOM SYSTEMS LTD.
as Purchaser

FIFTH AMENDING AGREEMENT TO ASSET PURCHASE AGREEMENT
May 8, 2006

Stikeman Elliott LLP

FIFTH AMENDING AGREEMENT
TO ASSET PURCHASE AGREEMENT
     THIS FIFTH AMENDING AGREEMENT TO ASSET PURCHASE AGREEMENT is made as of the 8th day of May, 2008 (“Amending Agreement”) by and among Flextronics Telecom Systems Ltd., a Mauritius corporation (“Purchaser”), Flextronics International Ltd., a Singapore corporation acting through its Hong Kong office (the “Guarantor”) and Nortel Networks Limited, a Canadian corporation (“Seller”).
     WHEREAS the Purchase, the Seller and the Guarantor (collectively the “Asset Purchase Agreement Parties”) entered into an Asset Purchase Agreement dated as of June 29, 2004, whereby the Seller agreed to sell, or cause the Designated Sellers to sell, as the case may be, and the Purchaser agreed to purchase, or cause the Designated Purchasers to purchase, as the case may be, the Assets related to the Operations (the “Purchase Agreement”);
     AND WHEREAS the Asset Purchase Agreement Parties entered into an amending agreement dated as of the 1st day of November, 2004 (the “First Amending Agreement”), whereby the Parties amended certain terms and conditions of the Purchase Agreement and certain of the Transaction Documents;
     AND WHEREAS the Asset Purchase Agreement Parties entered into a second amending agreement dated as of the 7th day of February, 2005 (the “Second Amending Agreement”), whereby the Parties amended certain terms and conditions of the Purchase Agreement and certain of the Transaction Documents;
     AND WHEREAS the Asset Purchase Agreement Parties entered into a third amending agreement dated as of the 22nd day of August, 2005 (the “Third Amending Agreement”), whereby the Parties amended certain terms and conditions of the Purchase Agreement and certain of the Transaction Documents;
     AND WHEREAS immediately prior to the execution of this Agreement the Asset Purchase Agreement Parties entered into a fourth amending agreement dated as of the 8th day of May, 2006 (the “Fourth Amending Agreement”), whereby the Parties amended certain terms and conditions of the Purchase Agreement and certain of the Transaction Documents;
     AND WHEREAS the Purchaser and Nortel Networks U.K. Limited completed as of the 1st day of November, 2004 the Facility/Design Closing pertaining to the Design Operations carried on by the UK Design Employees;

     AND WHEREAS the Purchaser, Seller and Nortel Networks Technology Corporation completed as of the 1st day of November, 2004 the Facility/Design Closing pertaining to the Design Operations carried on by the Canada Design Employees at the Ottawa Lab 2/Lab 10 Facility;
     AND WHEREAS the Purchaser and the Seller completed as of the 7th day of February, 2005 the Facility/Design Closing for the Montreal Ban 1 Facility and the Montreal Ban 3 Facility;
     AND WHEREAS the Purchaser and the Seller completed as of the 22nd day of August, 2005 the Facility/Design Closing for the Chateaudun Facility (the “Chateaudun Closing”);
     AND WHEREAS the Asset Purchase Agreement Parties agreed that the Seller shall retain, and the Purchaser shall not purchase, the Monkstown Facilities and entered into the Fourth Amending Agreement to reflect such agreement; and
     AND WHEREAS the Asset Purchase Agreement Parties have agreed to complete the Closing for the Calgary Westwinds Facility on May 8, 2006 (the “Calgary Closing”), and have agreed to enter into this Amending Agreement concurrently with this transaction; and
     AND WHEREAS the Asset Purchase Agreement Parties have further agreed to amend certain additional terms and conditions of the Purchase Agreement and certain of the Transaction Documents in accordance with the provisions of this Amending Agreement;
     NOW THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
Section 1.1 Capitalized Terms and Section References.
     All capitalized terms unless otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement, and all section references unless otherwise specified shall refer to the Purchase Agreement.

ARTICLE 2
EMPLOYMENT OFFERS BY AFFILIATES OF THE PURCHASER
TO ALBERTA EMPLOYEES AND U.S. EMPLOYEES
Section 2.1 Alberta Employees
     The parties hereby acknowledge that for purposes of Exhibits D-3 and D-3A, and the schedules thereto, the term “Designated Purchaser”, insofar as it relates to the Alberta Employees, shall refer to Flextronics (Canada) Inc.
Section 2.2 U.S. Employees
     The parties hereby acknowledge that for the purposes of Exhibit D-9, D-9A and D-9B, and the schedules thereto, the term “Designated Purchaser” refers to Flextronics International U.S.A., Inc.
ARTICLE 3
AMENDMENTS TO THE PURCHASE AGREEMENT
Section 3.1 Leased PC Equipment
     Pursuant to Section 2.6 of the Asset Purchase Agreement, the Seller and Purchaser agreed to certain matters regarding Leased PC Equipment. Subsequent to the Chateaudun Closing the Seller revised its agreement with the vendor that provided the desktop and other PC support, and the Seller purchased from that vendor the equipment that was formerly Leased PC Equipment. In order to reflect this change, the following is hereby inserted after Section 2.6:
“Section 2.6A Certain Personal Computers. With respect to any Facility / Design Closing which occurs after December 31, 2005, the Parties hereby agree as follows:
(1)	Seller or the Designated Seller now own certain of the PCs and ancillary equipment used by the Employees in the Operations which were previously leased (collectively, the “Previously Leased PC Equipment”). The Parties agree that, in accordance with the specific terms of this Section 2.6A, these PCs and ancillary equipment form part of the Facility/Design Assets. The temporary use by the Purchaser and the Designated Purchaser, as the case may be, following the applicable Closing Date of Previously Leased PC Equipment shall be governed by the Shared Services Agreement.

(2)	The Parties acknowledge the Purchaser and its Affiliates may, but shall not be obligated to purchase such equipment from the

Seller or the Designated Seller, as the case may be, following the expiry of the Shared Services Agreement.

(3)	Schedule 2.6A lists and separately identifies each piece of Previously Leased PC Equipment used in the Operations. No later than (30) days prior to the termination of the applicable “SSA Period” (as that term is defined in the Shared Services Agreement), the Purchaser shall be entitled to request to purchase such equipment. The Seller will notify the Purchaser of the proposed transfer date (the “Transfer Date”) and the value (the “Transfer Value”), which amount shall be the Seller’s or Designated Seller’s, as the case may be, net book value of each item of such equipment as of the Transfer Date. Upon receipt of such notification, the Purchaser or relevant Designated Purchasers shall promptly advise the Seller whether it wishes to purchase the Previously Leased PC Equipment and, if it wishes to make such a purchase, upon receipt of a bill of sale from the Seller evidencing transfer of title of such Previously Leased PC Equipment, the Purchaser agrees to pay to the Seller as agent for the relevant Designated Seller on the relevant Transfer Date, (in immediately available funds in United States Dollars), the Transfer Value of the Previously Leased PC Equipment being transferred (and any applicable Transfer Taxes), in which case such equipment shall be deemed to be Owned Equipment and transferred pursuant to the terms of this Agreement as part of the transfer of the Facility/Design Assets for the applicable Facility or the Design Operations, as the case may be.”
ARTICLE 4
DELIVERED AND REVISED SCHEDULES AND EXHIBITS
Section 4.1 Delivered Schedules to the Purchase Agreement.
     In relation to the Calgary Closing and pursuant to Section 5.1(3) of the Purchase Agreement, the Parties hereby acknowledge delivery by the Seller or Purchaser, as the case may be, and acceptance by the Seller or Purchaser, as the case may be, of the delivered schedules attached to this Amending Agreement as Exhibit ”A”. For greater certainty, these schedules are provided only in relation to the Calgary Closing.

Section 4.2 List of Delivered Schedules.
     The schedules delivered pursuant to Section 4.1 of this Agreement are listed on Exhibit “B”.
Section 4.3 Exhibits to the Nortel Proprietary Software License Agreement.
     The complete list of Nortel Business Software Applications, which is Exhibit A to the Nortel Proprietary Software License Agreement, is attached as Exhibit “C” hereto.
ARTICLE 5
FULL FORCE
Section 5.1 Full Force and Effect.
     Other than for the foregoing amendments and for the correction set forth in Section 5.2 below, the Purchase Agreement and certain schedules thereto, all other agreements agreed to or entered into as of June 29, 2004, the First Amending Agreement, the Second Amending Agreement, the Third Amending Agreement and the Fourth Amending Agreement shall remain in full force and effect, unamended.
Section 5.2 Correction to Prior Amending Agreements.
     Article 6 of each of the Second Amending Agreement and the Third Amending Agreement are hereby amended to delete the word “Ontario” and replace it with “Alberta”.
ARTICLE 6
GENERAL
Section 6.1 Governing Law.
     This Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.
Section 6.2 Counterparts.
     This Amending Agreement may be executed in one or more counterparts (including counterparts by facsimile), each of which shall be deemed an original and all of which together constitute one and the same instrument.

     IN WITNESS WHEREOF the parties hereto have duly executed this Fifth Amending Agreement as of the day, month and year first above written.

FLEXTRONICS TELECOM SYSTEMS LTD.

By:	/s/ M. Marimuthu

Name: Manny Marimuthu
Title: Authorized Signatory

NORTEL NETWORKS LIMITED

By:	J. Joel Hackney

Name: Joel Hackney
Title: Senior Vice-President,
Global Supply Chain and Quality

FLEXTRONICS INTERNATIONAL LTD., acting through its Hong Kong branch

By:	/s/ M. Marimuthu

Name: Manny Marimuthu
Title: Authorized Signatory

EXHIBIT “A”
DELIVERED SCHEDULES
See attached.

EXHIBIT “B”
LIST OF DELIVERED SCHEDULES

Schedule	Delivering Party
Schedule 1.1 — Designated Purchasers and Purchase Price Allocations	NNL / Flex
Schedule 1.1(33) — Collective Labour Agreements	NNL
Schedule 1.1(37) — Contracts	NNL
Schedule 1.1(44) — Design Employees	NNL
Schedule 1.1(57) — End of Life Inventory	NNL
Schedule 1.1(63) — Equipment At Third Party Locations	NNL
Schedule 1.1(113) — Inventory	NNL
Schedule 1.1(118) — IS Software	NNL
Schedule 1.1(122) — Key Employees	NNL
Schedule 1.1(123)(i) — NNL’s “Knowledge” List	NNL
Schedule 1.1(123)(ii) — Flex’s “Knowledge” List	Flex
Schedule 1.1(125) — Leased Equipment	NNL
Schedule 1.1(133) — Logistics Employees	NNL
Schedule 1.1(173) — Permitted Encumbrances	NNL
Schedule 1.1(199) — Repair Employees	NNL
Schedule 1.1(200) — Repair Inventory	NNL
Schedule 2.1(1)(d) — Owned Equipment	NNL
Schedule 2.1(1)(l) — Operating Permits	NNL
Schedule 2.1(1)(n) — Security Deposits	NNL
Schedule 2.1(1)(q) — Prepaid Expenses	NNL
Schedule 2.1(2)(p) — Other Excluded Assets	NNL
Schedule 2.3(2) — Cash Flow Payments	NNL
Schedule 2.6 — List of PCs and Ancillary Equipment To Be Transferred	NNL
Schedule 2.6A — List of Previously Leased PCs and Ancillary Equipment To Be Transferred	NNL
Schedule 3.2(2) — Flex’ Conflicts Exceptions	Flex
Schedule 3.6 — Flex’ Employee Plans and Actions	Flex
Schedule 4.1(3) — Nortel Subsidiaries Conducting Operations	NNL
Schedule 4.10 — Litigation	NNL
Schedule 4.11(1) — NNL’s Employee Plans	NNL
Schedule 4.11(2) — Compensation and Benefit Claims	NNL
Schedule 4.12(1) — Employees	NNL
Schedule 4.12(2) — Work Stoppages	NNL
Schedule 4.12(3) — Compliance with Employment Law Exception	NNL
Schedule 4.12(4) — Leave Employees	NNL

Schedule	Delivering Party
Schedule 4.12(5) — Long-Term Disability Leave Employees	NNL
Schedule 4.12(6) — Labour Relations Exceptions	NNL
Schedule 4.12(7) — Visa Employees	NNL
Schedule 4.12(8) — Workers’ Compensation Law Exceptions	NNL
Schedule 4.12(9) — Employee Accrued and Unused Vacation	NNL
Schedule 4.12(10) — Design, Repair and Logistics Employees	NNL
Schedule 4.12(11) — Collective Labour Agreement	NNL
Schedule 4.12(13) — U.S. Employee Job-Related Felony Convictions	NNL
Schedule 4.15 — Inventory Exceptions	NNL
Schedule 4.15 (1) — Inventory Forecasts	NNL
Schedule 4.17 — Equipment Exceptions	NNL
Schedule 4.19 — Sufficiency of Assets	NNL
Schedule 4.2(2) — NNL’s Conflicts Exceptions	NNL
Schedule 4.20 — Other Purchase Agreements	NNL
Schedule 4.21 — Government Assistance Programs	NNL
Schedule 4.3 — Financial Information	NNL
Schedule 4.5 — Absence of Certain Developments	NNL
Schedule 4.6 — Compliance with Laws, Permits and Licenses Exceptions	NNL
Schedule 4.8 — Contracts Exceptions	NNL
Schedule 4.8(9) — Other Third Party Payment Exceptions	NNL
Schedule 4.8(10) — Company-Wide Contracts Rights or Licenses	NNL
Schedule 4.9(1) — Other Intellectual Property Agreements/ Obligations	NNL
Schedule 4.9(2) — Intellectual Property Rights Claims Exceptions	NNL
Schedule 4.9(3) — Intellectual Property Rights Infringement Exceptions	NNL
Schedule 5.1(2) — Filings and Approvals	Flex
Schedule 5.2 — Operation of Business Exception	NNL

EXHIBIT “C”
“Exhibit A” to the Nortel Proprietary Software License Agreement
See Attached.